Exhibit 99.1

News Release

For more information, contact:

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 470-773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. COMMENCES TENDER OFFERS FOR TWENTY-ONE SERIES OF NOTES

Dallas, Texas, July 27, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today offers to purchase for cash (i) any and all of the eighteen series of outstanding notes described below in the Any and All Offers and (ii) three series of outstanding notes described below in the Capped Tender Offers, on the terms and conditions set forth in the Offer to Purchase dated July 27, 2020 (the “Offer to Purchase”). The Offer to Purchase and the related notice of guaranteed delivery can be accessed at the following link: https://gbsc-usa.com/registration/att.

ANY AND ALL OFFERS

In the “Any and All Offers”, AT&T is offering to purchase the notes described in the table below issued by AT&T or certain of AT&T’s wholly-owned subsidiaries:

Title of Notes	Issuer	Principal Amount Outstanding	CUSIP Number	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (Basis Points)	Hypothetical Total Consideration(1)(2)
Floating Rate Global Notes due 2021 (June)	AT&T Inc.	$1,500,000,000	00206RFZ0	N/A	N/A	N/A	$1,006.25
7.850% Global Notes due 2022	AT&T Inc.	$83,184,000	00206RGF3	0.125% due June 30, 2022	PX1	45	$1,104.15
7.85% Debentures due January 15, 2022	Michigan Bell Telephone Company(3)	$81,390,000	594185AQ3	0.125% due June 30, 2022	PX1	45	$1,104.15
3.400% Global Notes due 2022^	AT&T Inc.	$402,679,000	00206RHM7	1.750% due June 15, 2022	PX4	30	$1,054.53
3.40% Notes due 2022^	Time Warner(4)	$63,183,000	887317AQ8	1.750% due June 15, 2022	PX4	30	$1,054.53
3.600% Global Notes due 2023^	AT&T Inc.	$1,890,061,000	00206RCS9	1.375% due February 15, 2023	PX5	30	$1,078.99

7.570% Global Notes due 2024	AT&T Inc.	$54,176,000	00206RHQ8	0.250% due June 30, 2025	PX1	45	$1,235.63
7.57% Debentures due 2024	Historic TW(5)	$40,901,000	887315BH1	0.250% due June 30, 2025	PX1	45	$1,235.63
3.800% Global Notes due 2024*	AT&T Inc.	$750,000,000	00206RDP4	0.250% due June 30, 2025	PX1	25	$1,110.61
3.900% Global Notes due 2024*	AT&T Inc.	$1,000,000,000	00206RCE0	0.250% due June 30, 2025	PX1	25	$1,112.14
3.550% Global Notes due 2024*	AT&T Inc.	$589,458,000	00206RHR6	0.250% due June 30, 2025	PX1	25	$1,107.14
3.55% Notes due 2024*	Time Warner(4)	$61,734,000	887317AV7	0.250% due June 30, 2025	PX1	45	$1,099.67
3.950% Global Notes due 2025*	AT&T Inc.	$1,161,110,000	00206RDD1	0.250% due June 30, 2025	PX1	45	$1,133.27
3.95% Senior Notes due 2025*	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	$21,777,000	25460CAA1	0.250% due June 30, 2025	PX1	65	$1,124.44
3.600% Global Notes due 2025*	AT&T Inc.	$1,329,934,000	00206RHS4	0.250% due June 30, 2025	PX1	50	$1,130.29
3.60% Notes due 2025*	Time Warner(4)	$129,185,000	887317AW5	0.250% due June 30, 2025	PX1	70	$1,120.46
7.000% Global Notes due 2025	AT&T Inc.	$55,006,000	00206RGG1	0.250% due June 30, 2025	PX1	85	$1,293.80
7% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(6)	$99,865,000	079867AM9	0.250% due June 30, 2025	PX1	85	$1,293.80

(1)

Hypothetical total consideration per $1,000 principal amount of notes listed above other than the June 2021 Floating Rate Notes (as defined below) validly tendered, and not validly withdrawn, and accepted for purchase, based upon a hypothetical reference yield (as set forth in the Offer to Purchase) determined as of 11:00 a.m., New York City time, on July 24, 2020; excludes the applicable accrued coupon payment (as set forth in the Offer to Purchase); and assumes a settlement date of August 5, 2020 for such series of notes. The reference yield used to determine actual consideration for the notes listed above is expected to be calculated on July 31, 2020.

(2)

The hypothetical total consideration for the Floating Rate Global Notes due 2021 (June) (the “June 2021 Floating Rate Notes”) reflects the actual fixed total consideration of $1,006.25 payable per $1,000 principal amount of the June 2021 Floating Rate Notes validly tendered, and not validly withdrawn, and accepted for purchase.

(3)

The 7.85% Debentures due January 15, 2022 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by specified subsidiaries so long as all of the outstanding shares of stock of the subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership of a subsidiary and such subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations.

(4)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(5)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(6)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

*

Denotes a series of notes for which the calculation of the applicable total consideration may be performed using the value of such notes as determined at the applicable price determination time (as set forth in the Offer to Purchase) as if the principal amount of such notes had been due on the applicable par call date.

^	Denotes a series of notes that AT&T intends to deliver a notice of redemption for redemption in full of the outstanding amount remaining after completion of the tender offers.

The Any and All Offers will expire at 5:00 p.m., New York City time, on July 31, 2020, unless extended or earlier terminated by AT&T. Tenders of notes submitted in the Any and All Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on July 31, 2020, subject to any extension by AT&T, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T). The settlement date for the Any and All Offers will be promptly following the expiration date for the Any and All Offers and is expected to be August 5, 2020 unless extended with respect to any Any and All Offer.

Upon the terms and subject to the conditions set forth in the Offer to Purchase and related notice of guaranteed delivery, as applicable, holders of notes submitted in the Any and All Offers who (i) validly tender and who do not validly withdraw such notes at or prior to the applicable expiration date or (ii) deliver a properly completed and duly executed notice of guaranteed delivery and all other required documents at or prior to such expiration date and tender their notes pursuant to the Any and All Offers at or prior to 5:00 p.m., New York City time, on the second business day after the expiration date for the Any and All Offers pursuant to guaranteed delivery procedures, and, subject in each case to the tender in the applicable minimum denominations, and whose notes are accepted for purchase by AT&T, will receive the applicable total consideration.

The total consideration for each $1,000 principal amount of a series of notes listed above, other than the June 2021 Floating Rate Notes, that is validly tendered and accepted for purchase, and not validly withdrawn (and subject to the applicable minimum denominations), will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity of the applicable reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. The total consideration for the June 2021 Floating Rate Notes will be $1,006.25 per $1,000 principal amount.

CAPPED TENDER OFFERS

In the “Capped Tender Offers,” AT&T is offering to purchase up to the Maximum Tender Amounts (as defined below) of the notes described in the table below issued by AT&T:

Title of Notes	Issuer	Principal Amount Outstanding	CUSIP Number	Early Tender Premium	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (Basis Points)	Hypothetical Total Consideration(1)(2)
Floating Rate Global Notes due 2021 (July)	AT&T Inc.	$1,500,000,000	00206RDV1	$30	N/A	N/A	N/A	$1,008.75
Floating Rate Global Notes due 2024	AT&T Inc.	$3,750,000,000	00206RGD8	$30	N/A	N/A	N/A	$1,020.00
3.400% Global Notes due 2025*	AT&T Inc.	$5,000,000,000	00206RCN0	$30	0.250% due June 30, 2025	PX1	50	$1,116.36

(1)

Hypothetical total consideration per $1,000 principal amount of notes listed above other than the Capped Floating Rate Notes (as defined below) validly tendered, and not validly withdrawn, and accepted for purchase, based upon a hypothetical reference yield (as set forth in the Offer to Purchase) determined as of 11:00 a.m., New York City time, on July 24, 2020; excludes the applicable accrued coupon payment (as set forth in the Offer to Purchase); and assumes an early settlement date of August 12, 2020 for such series of notes. The reference yield used to determine actual consideration for the notes listed above is expected to be calculated on August 10, 2020.

(2)

The hypothetical total consideration for (A) the Floating Rate Global Notes due 2021 (July) (the “July 2021 Floating Rate Notes”) reflects the actual fixed total consideration of $1,008.75 payable per $1,000 principal amount of the July 2021 Floating Rate Notes (inclusive of an early tender premium of $30) and (B) the Floating Rate Global Notes due 2024 (the “2024 Floating Rate Notes” and, together with the July 2021 Floating Rate Notes, the “Capped Floating Rate Notes”) reflects the actual fixed total consideration of $1,020.00 payable per $1,000 principal amount of the 2024 Floating Rate Notes (inclusive of an early tender premium of $30), in each case validly tendered, and not validly withdrawn, at or prior to the early tender deadline.

*

Denotes a series of notes for which the calculation of the applicable total consideration may be performed using the value of such notes as determined at the applicable price determination time (as set forth in the Offer to Purchase) as if the principal amount of such notes had been due on the applicable par call date.

The maximum aggregate principal amount of the July 2021 Floating Rate Notes that will be accepted in the Capped Tender Offers is $1,500,000,000 less the aggregate principal amount of the June 2021 Floating Rate Notes validly tendered and accepted in the Any and All Offers (the “2021 Notes Cap”). The maximum aggregate principal amount of the 2024 Floating Rate Notes that will be accepted in the Capped Tender Offers is $2,000,000,000 less the aggregate principal amount of (i) AT&T’s 7.570% Global Notes due 2024, (ii) Historic TW Inc.’s 7.57% Debentures due 2024, (iii) AT&T’s 3.800% Global Notes due 2024, (iv) AT&T’s 3.900% Global Notes due 2024, (v) AT&T’s 3.550% Global Notes due 2024 and (vi) Warner Media, LLC’s 3.55% Notes due 2024, collectively, that is validly tendered and accepted in the Any and All Offers (the “2024 Notes Cap”). The maximum aggregate principal amount of AT&T’s 3.400% Global Notes due 2025 that will be accepted in the Capped Tender Offers is $1,500,000,000 less the aggregate principal amount of (i) AT&T’s 3.950% Global Notes due 2025, (ii) DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.’s 3.95% Senior Notes due 2025, (iii) AT&T’s 3.600% Global Notes due 2025, (iv) Warner Media, LLC’s 3.60% Notes due 2025, (v) AT&T’s 7.000% Global Notes due 2025 and (vi) BellSouth Telecommunications, LLC’s 7% Debentures, due October 1, 2025, collectively, that is validly tendered and accepted in the Any and All Offers (the “2025 Notes Cap” and, together with the 2021 Notes Cap and the 2024 Notes Cap, the “Maximum Tender Amounts”). If any Maximum Tender Amount is reached for a given series of notes tendered in the Capped Tender Offers based on the amount tendered in the corresponding Any and All Offers, such notes tendered in the Capped Tender Offers will not be accepted unless we choose to increase such Maximum Tender Amount, in our sole and absolute discretion.

Only holders of notes submitted in the Capped Tender Offers who validly tender their notes at or before 5:00 p.m., New York City time, on the early tender deadline of August 7, 2020, subject to any extension by AT&T, who do not validly withdraw their tenders and whose notes are accepted for purchase, will receive the applicable early tender premium set forth in the table above.

Holders of notes submitted in the Capped Tender Offers tendered following the early tender deadline, but at or prior to the expiration date for the Capped Tender Offers, subject to the tender in the applicable minimum denominations, and accepted for purchase will receive the applicable capped tender consideration. The applicable capped tender consideration will equal the applicable total consideration for notes tendered in the Capped Tender Offers minus the applicable early tender premium.

The Capped Tender Offers will expire at 11:59 p.m., New York City time, on August 21, 2020 unless extended or earlier terminated by AT&T. Tenders of notes submitted in the Capped Tender Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on August 7, 2020, subject to any extension by AT&T, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The early settlement date with respect to notes submitted in the Capped Tender Offers that are validly tendered and not properly withdrawn at or prior to the early tender deadline, will be promptly following the early tender deadline and is expected to be August 12, 2020. The final settlement date with respect to notes submitted in the Capped Tender Offers that are validly tendered following the early tender deadline, but at or prior to the expiration date for the Capped Tender Offers, will be promptly following such expiration date and is expected to be August 26, 2020 (assuming the Maximum Tender Amounts of such notes are not purchased on the early settlement date).

The total consideration for each $1,000 principal amount of a series of notes listed above, other than the Capped Floating Rate Notes, that is validly tendered and accepted for purchase, and not validly withdrawn (and subject to the applicable minimum denominations), will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread over the yield to maturity of the applicable reference U.S. Treasury Security specified in the table above and in the Offer to Purchase. The total consideration payable for each $1,000 principal amount of such notes validly tendered at or prior to the early tender deadline and accepted for purchase includes an early tender premium of $30. The total consideration for (A) the July 2021 Floating Rate Notes will be $1,008.75 payable per $1,000 principal amount of the July 2021 Floating Rate Notes (inclusive of an early tender premium of $30) and (B) the 2024 Floating Rate Notes will be $1,020.00 payable per $1,000 principal amount of the 2024 Floating Rate Notes (inclusive of an early tender premium of $30), in each case validly tendered, and not validly withdrawn, at or prior to the early tender deadline.

Notes of a series may be subject to proration if the aggregate principal amount of notes of such series validly tendered and not properly withdrawn in the Capped Tender Offers would cause the applicable Maximum Tender Amount to be exceeded. Furthermore, if the Capped Tender Offers are fully subscribed as of the early tender deadline, holders who validly tender notes following the early tender deadline but at or prior to the expiration date for the Capped Tender Offers will not have any of their notes accepted for purchase.

If proration of a series of tendered notes submitted in the Capped Tender Offers is required, AT&T will determine the applicable proration factor as soon as practicable after the early tender deadline or the expiration date for the Capped Tender Offers, as the case may be, and will announce the results of proration by press release. Additional details concerning proration, if applicable, can be found in the Offer to Purchase.

TERMS OF THE TENDER OFFERS

AT&T’s obligation to accept for payment and to pay for the notes validly tendered in the tender offers is subject to the satisfaction or waiver of the conditions described in the Offer to Purchase, including the completion of, and receipt of adequate gross proceeds from AT&T’s concurrent registered public offering of senior notes, which AT&T intends to announce today. AT&T reserves the right, subject to applicable law, to: (i) waive any and all conditions to the tender offers; (ii) extend or terminate any or all of the tender offers; (iii) increase or decrease any or all of the Maximum Tender Amounts; or (iv) otherwise amend the tender offers in any respect.

Payments for notes that are accepted for purchase will include accrued and unpaid interest to, but not including, the applicable settlement date for such notes. Interest will cease to accrue on the applicable settlement date for such notes accepted for purchase. No further interest will be paid to the holders who tender such notes, including if a record date for an interest payment on such notes has passed before the applicable settlement date.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold any of the notes listed above as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or, where revocation is permitted, timely revoke their instruction to participate in the tender offers. The deadlines set by each clearing system for the submission and withdrawal of tender instructions will also be earlier than the relevant deadlines specified herein and in the Offer to Purchase and the related notice of guaranteed delivery, as applicable.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The tender offers described herein are being made solely by the Offer to Purchase and the related notice of guaranteed delivery, as applicable, and only to such persons and in such jurisdictions as is permitted under applicable law.

Neither the communication of this press release, the Offer to Purchase or any other offer materials relating to the tender offers is being made, and such documents and/or materials have not been approved by an authorized person for the purposes of section 21 of the UK Financial Services and Markets Act 2000 (the “FSMA”). Accordingly, this press release, the Offer to Purchase and such documents and/or materials are not being distributed to, and must not be passed on to persons in the United Kingdom other than (a) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”); or (b) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order (such persons together being “relevant persons”). This press release and the Offer to Purchase are only available to relevant persons and the transactions contemplated herein will be available only to, or engaged in only with relevant persons, and must not be relied or acted upon by persons other than relevant persons.

Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC are acting as the Joint-Lead Dealer Managers for the tender offers. For additional information regarding the terms of the offer, please contact Deutsche Bank Securities Inc. at (866) 627-0391 (toll free) or (212) 250-2955 (collect), Goldman Sachs & Co. LLC at (212) 902-6351 (collect) or by email at GS-LM-NYC@gs.com, J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3424 (collect) or Morgan Stanley & Co. LLC at (800) 624-1808 (toll free) or (212) 761-1057 (collect). Global Bondholder Services Corporation will act as the tender agent and information agent for the tender offers. Questions or requests for assistance related to the tender offers or for additional copies of the Offer to Purchase or notice of guaranteed delivery may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the tender offers. The Offer to Purchase and the related notice of guaranteed delivery can be accessed at the following link: https://gbsc-usa.com/registration/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and the Offer to Purchase related to the tender offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.